CHEMFAB CORPORATION

                               AMENDMENT NO. 1 TO
                          SECOND AMENDED AND RESTATED
                             1991 STOCK OPTION PLAN




     1. Effective as of May 1, 1997, subsection (c) of Section 6 of the Corporation's Second Amended and Restated 1991 Stock Option Plan (the "1991 Plan") was deleted in its entirety.

     2. Effective as of May 1, 1997, the following sentence was inserted following the last sentence of Section 20 of the 1991 Plan:

          The deletion of Section 6(c), which did not require shareholder approval, was approved by the Board of Directors on May 1, 1997.